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                                                                   EXHIBIT 10.45

                          PATRIOT CAPITAL FUNDING, INC.
                              274 RIVERSIDE AVENUE
                               WESTPORT, CT 06880

                                  June 29, 2006

Dover Saddlery, Inc.
525 Great Road
Littleton, MA  01460
Attn: Stephen L. Day

      Re: Consent and Amendment No. 2 to the Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement ("Amendment No. 2")

Stephen:

Reference is made to the Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement, dated as of September 16, 2005 (as amended by that certain Amendment No. 1 dated March 28, 2006, the "Note Purchase Agreement"), among Dover Saddlery, Inc., a Delaware corporation (the "Parent"), Dover Saddlery, Inc., a Massachusetts corporation and wholly-owned subsidiary of Parent d/b/a "Nashoba Valley Service Co." ("Operating Company #1"), Smith Brothers, Inc., a Texas corporation and wholly-owned subsidiary of Parent ("Operating Company #2" and, together with Parent and Operating Company #1, the "Loan Parties"), Patriot Capital Funding, LLC I ("Purchaser") and the undersigned ("Servicer"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement.

The parties to the Note Purchase Agreement desire to (i) consent to the transactions contemplated by that certain Stock Purchase Agreement dated May 19, 2006 (the "Stock Purchase Agreement") among Parent, Dover Saddlery Retail, Inc., a Massachusetts corporation and wholly-owned subsidiary of Parent formed for the purpose of consummating the transactions contemplated by the Stock Purchase Agreement ("Operating Company #3"), Old Dominion Enterprises, Inc. d/b/a "Dominion Saddlery," a Virginia corporation ("Old Dominion") and Reynolds Young, sole stockholder of Old Dominion ("Sole Stockholder") and (ii) make certain amendments to the Note Purchase Agreement. Pursuant to Sections 9.10(b) and 10.2 of the Note Purchase Agreement, such consent and amendments must be in a written instrument signed by the Loan Parties, Servicer and Purchaser, as sole holder of the Notes.

Therefore, the parties hereto, intending to be legally bound, hereby agree as follows:

1. CONSENT TO THE TRANSACTIONS CONTEMPLATED BY THE STOCK PURCHASE AGREEMENT. Effective upon satisfaction of all conditions to effectiveness of this Amendment No. 2 set forth in Section 6 below, Purchaser and Servicer hereby consent to the transactions contemplated by the Stock Purchase Agreement including, without limitation, as required by (i) Sections 7.2(f) and 7.2(i) of the Note Purchase Agreement, in connection with the acquisition of all of the issued and outstanding capital stock of Old Dominion from the Sole Stockholder and (ii) 7.2(l) of the Note Purchase Agreement, in connection with the establishment of Operating Company #3 as a Subsidiary of Parent and the acquisition of Old Dominion as a wholly-owned Subsidiary of Operating Company #3 and an indirect Subsidiary of Parent.

This Amendment No. 2 relates solely to the consent to the transactions contemplated by the Stock Purchase Agreement described in this Section 1 and no other consent or waiver is granted or intended. This consent shall not apply in the event that the acquisition of Old Dominion is consummated on terms

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other than those set forth in the Stock Purchase Agreement including, without limitation, for total consideration in excess of $1,650,000.

2. AMENDMENT TO NOTE PURCHASE AGREEMENT. All of the terms and provisions of the Note Purchase Agreement shall remain in full force and effect except as follows:

      (I) PREAMBLE. The definition of "Loan Parties" in the Preamble of the Note Purchase Agreement is hereby terminated in its entirety.

      (II) RECITALS. The references to "Loan Parties" in the Recitals are each revised to read "Loan Parties, other than Operating Company #3."

      (III) AMENDED AND RESTATED DEFINITIONS. The following definitions in
Section 1.1 of the Note Purchase Agreement are hereby amended and restated in their entirety to read as follows:

            "Change of Control" means the occurrence of any of the following:

                  (a) any transaction or series of related transactions resulting in the sale or issuance of securities or any rights to securities of Parent by Parent, or any transaction or series of related transactions resulting in the sale, transfer, assignment or other conveyance or disposition of any securities or any rights to securities of Parent by any holder or holders thereof and, as a result thereof in either case, Stephen L. Day holds less than 80% of the voting securities of Parent owned by him as of the Closing Date or less than 80% of the total equity securities of Parent owned by him as of the Closing Date (or, subsequent to the consummation of the IPO, holding less than 5% of the voting securities of Parent or less than 5% of the total equity securities of Parent), in all cases computed on a fully diluted basis;

                  (b) a merger, consolidation, reorganization, recapitalization or share exchange in which the equity holders of Parent immediately prior to such transaction receive, in exchange for securities of Parent owned by them, cash, property, securities or securities of the resulting or surviving entity and as a result thereof Persons who were holders of voting securities of Parent and hold less than 50% of the capital stock, calculated on a Fully Diluted Basis, of the resulting corporation entitled to vote in the election of directors;

                  (c) the Parent owns beneficially and of record and controls less than 100% of the capital stock of Operating Company #1, Operating Company #2 or Operating Company #3;

                  (d) a sale, transfer or other disposition of all or substantially all of the assets of Operating Company #1, Operating Company #2 or Operating Company #3; or

                  (e) Stephen L. Day shall cease to be an Executive Officer, or shall not devote substantially all of his business time and efforts to the business and affairs of the Parent, Operating Company #1, Operating Company #2 and Operating Company #3 for any reason other than his death or Disability.

      (IV) ADDITIONAL DEFINITIONS. The following definitions are added to
Section 1.1 of the Note Purchase Agreement to read as follows:

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            "Amendment No. 2" means Amendment No. 2 to the Agreement dated as of the Amendment No. 2 Effective Date by and among Parent, Operating Company #1, Operating Company #2, Purchaser and Servicer.

            "Amendment No. 2 Effective Date" means June __, 2006, the closing date of the transactions contemplated by Amendment No. 2.

            "Loan Parties" means, collectively, Parent, Operating Company #1, Operating Company #2 and Operating Company #3 and "Loan Party" means any of Parent, Operating Company #1, Operating Company #2 or "Operating Company #3" individually, as the context requires.

            "Operating Company #3" means Dover Saddlery Retail, Inc., a Massachusetts corporation and wholly owned subsidiary of Parent formed for the purposes of consummating the Stock Purchase Agreement.

            "Stock Purchase Agreement" means that certain Stock Purchase Agreement dated May 19, 2006 among Parent, Operating Company #3, Old Dominion and Reynolds Young, an individual and, prior to the Amendment No. 2 Effective Date, the sole stockholder of Old Dominion.

            "Subsidiary Guarantor" means Old Dominion Enterprises, Inc. d/b/a "Dominion Saddlery," a Virginia corporation and, as of the Amendment No. 2 Effective Date, a wholly owned subsidiary of Operating Company #3.

            "Subsidiary Guaranty" has the meaning assigned to such term in
Section 4.1(r) hereof.

      (V) SECTION 4.1(R). Section 4.1(r) is hereby added to the Note Purchase Agreement to read as follows:

            (R) CONSUMMATION OF STOCK PURCHASE AGREEMENT TRANSACTIONS. As of the Amendment No. 2 Effective Date, (i) the transactions contemplated by the Stock Purchase Agreement shall have been consummated and (ii) Operating Company No. 3 shall have delivered a joinder agreement, substantially in the form attached hereto as Exhibit F ("Joinder Agreement") pursuant to which Operating Company #3 joins and agrees to be bound by the terms of this Agreement and to each of the Purchase Documents to which the Loan Parties are parties, and (iii) the Subsidiary Guarantor shall have delivered the guaranty, substantially in the form attached hereto as Exhibit G ("Subsidiary Guaranty"):

      (VI) SECTION 5.1(B). Section 5.1(b) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            (B) PRINCIPAL BUSINESS. Each of Operating Company #1, Operating Company #2 and Operating Company #3 is engaged in the business of the offer and sale of tack and equine products for mail order, retail and online purchase, and Parent's only activity is ownership of Operating Company #1, Operating Company #2 and Operating Company #3 (collectively, the "Business"). Purchasers' investment in the Securities will not be characterized as a "United States real property interest" within the meaning of Section 897(c) of the Code.

      (VII) SECTION 7.2(F). Section 7.2(f) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

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            (F) MERGERS, ETC. The Loan Parties shall not merge into or consolidate or combine with any other Person, or purchase, lease or, otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person, other than purchases or other acquisitions of inventory, materials, leases, property and equipment in the ordinary course of business. Except (i) for sales of inventory in the ordinary course of business, (ii) the sale of assets that are obsolete or no longer used or useful in the Loan Parties' business, (iii) "Permitted Acquisitions" as described in Section 5.7 of the Senior Credit Agreement, or (iv) as expressly permitted by the Security Documents, the Loan Parties shall not sell, transfer or otherwise dispose of any of its assets, including the collateral under the respective Security Documents. Parent shall at all times own one hundred percent (100%) of the capital stock of each of Operating Company #1, Operating Company #2 and Operating Company #3.

      (VIII) SECTION 7.2(I)(XI). Section 7.2(i)(xi) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

      (xi) shares of capital stock in Operating Company #1, Operating Company #2 and Operating Company #3 held by Parent; and

      (IX) EXHIBIT F. Exhibit F to the Note Purchase Agreement, the Joinder Agreement, is hereby added in the form of Attachment I to this Amendment No. 2.

      (X) EXHIBIT G. Exhibit F to the Note Purchase Agreement, the Subsidiary Guaranty, is hereby added in the form of Attachment II to this Amendment No. 2.

3. EXPENSES. In consideration of the Servicer's and Purchaser's execution and delivery of this Amendment No. 2 and the consent and amendments contained herein, the Loan Parties shall pay all reasonable expenses incurred by the Servicer and Purchaser in the drafting, review, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Servicer's special counsel.

4. REAFFIRMATION. Except for the consent and amendments specifically provided herein, the Note Purchase Agreement shall remain unmodified and in full force and effect and is hereby reaffirmed. In addition, except as specifically provided in Section 1 above, this Amendment No. 2 shall not be deemed a consent or waiver of any term or condition of the Note Purchase Agreement or any other Purchase Document, and shall not be deemed to prejudice any right or rights which any party may now have or may have in the future under or in connection with the Note Purchase Agreement or any other Purchase Document, as the same may be amended from time to time.

5. REPRESENTATIONS. To induce Servicer and Purchaser to enter into this Amendment No. 2, the Loan Parties, jointly and severally, represent and warrant to Servicer and Purchaser that: (i) each Loan Party has the full power and authority to enter into and perform its obligations under this Amendment No. 2; and (ii) the consummation of the events and transactions contemplated by this Amendment No. 2 do not conflict with, or result in any violation of or default under any agreements with any third parties.

6. CONDITIONS TO EFFECTIVENESS. This Amendment No. 2 shall not be effective until such date as the Servicer shall have received the following, all in form, scope and content acceptable to Servicer and Purchaser in their sole discretion:

      (I) this Amendment No. 2, duly executed by the parties hereto;

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      (II) the Stock Purchase Agreement, duly executed by the parties thereto, together with all disclosure schedules, exhibits and transaction agreements executed or delivered by the parties as contemplated therein;

      (III) the Joinder Agreement, duly executed by the Operating Company #3, together with such financing statements and other instruments as Servicer shall require in order to perfect and maintain the continued perfection of the security interest created therein;

      (IV) the Subsidiary Guaranty, duly executed by the parties thereto;

      (V) certificates of good standing dated as of a recent date for Parent, Operating Company #3 and Subsidiary Guarantor issued by their respective jurisdictions of organization and each jurisdiction where they are qualified to operate as a foreign corporation or its equivalent;

      (VI) a copy of the Charter Documents of Operating Company #3 and Subsidiary Guarantor, certified by the appropriate governmental official of the jurisdiction of its organization as of a recent date;

      (VII) a copy of the By-laws of Operating Company #3 and Subsidiary Guarantor, as in effect as of the Amendment No. 2 Effective Date;

      (VIII) a consent to the transactions contemplated by the Stock Purchase Agreement duly executed by the Senior Lender; and

      (IX) such other documents relating to the transactions contemplated by this Amendment No. 2 as Servicer or its special counsel may reasonably request.

7. MISCELLANEOUS. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment No. 2 by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof or thereof.

                            [Signature page follows]

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                                             Very truly yours,

                                             PATRIOT CAPITAL FUNDING, INC.


                                             By: ______________________________
                                                 Matthew Colucci
                                                 Managing Director


                                             By: ______________________________
                                                 Clifford L. Wells
                                                 Chief Investment Officer



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ACKNOWLEDGED and AGREED
this ____ day of June, 2006

PURCHASER

PATRIOT CAPITAL FUNDING, LLC I

By: ______________________________
    Matthew Colucci
    Managing Director

By: ______________________________
    Clifford L. Wells
    Chief Investment Officer

LOAN PARTIES

PARENT:

DOVER SADDLERY, INC.

By: ______________________________
    Stephen L. Day
    President

OPERATING COMPANY #1

DOVER SADDLERY, INC. D/B/A NASHOBA VALLEY SERVICE CO.

By: ______________________________
    Stephen L. Day
    Director

OPERATING COMPANY #2

SMITH BROTHERS, INC.

By: ______________________________
    Stephen L. Day
    Director

OPERATING COMPANY #3

DOVER SADDLERY RETAIL, INC.

By: ______________________________
    Stephen L. Day
    Director

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                                                                    ATTACHMENT I
                                                              TO AMENDMENT NO. 2

                                    EXHIBIT F
                                JOINDER AGREEMENT

      The undersigned is executing and delivering this Joinder Agreement pursuant to the Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement, dated as of September 16, 2005 (as amended by that certain Amendment No. 1 dated March 28, 2006 and Amendment No. 2 dated as of the date hereof, the "Note Purchase Agreement"), among Dover Saddlery, Inc., a Delaware corporation (the "Parent"), Dover Saddlery, Inc., a Massachusetts corporation and wholly-owned subsidiary of Parent d/b/a "Nashoba Valley Service Co." ("Operating Company #1"), Smith Brothers, Inc., a Texas corporation and wholly-owned subsidiary of Parent ("Operating Company #2") and the undersigned ("Operating Company #3" and, together with Parent, Operating Company #1 and Operating Company #2, the "Loan Parties"), Patriot Capital Funding, LLC I ("Purchaser") and Patriot Capital Funding, Inc. ("Servicer").

      By executing and delivering this Joinder Agreement to Servicer, for itself and on behalf of Purchaser, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Note Purchase Agreement as a "Loan Party" and to each other Purchase Document to which a Loan Party is a party, in the same manner as if the undersigned were an original signatory to each such agreement.

      By executing and delivering this Joinder Agreement to Servicer, for itself and on behalf of Purchaser, the undersigned hereby represents and warrants to, and covenants and agrees with the Servicer, for itself and the benefit of the Purchasers, that:

      1) Former Names. All corporate or fictitious names and tradenames used by the undersigned or by which the undersigned has been known during the preceding five years is set forth in Schedule 1 of Exhibit A to this Joinder Agreement.

      2) Locations of Offices and Collateral Change of Locations and Names. Set forth on Schedule 2 of Exhibit A to this Joinder Agreement is the following:

            (a) the state, including the addresses of each location where any of the Collateral (including without limitation Equipment and Inventory) is or may hereafter be located (each a "Collateral State");

            (b) exact legal name of the undersigned;

            (c) state of incorporation of the undersigned (each a "Loan Party State"); and

            (d) state in which the chief executive office of the undersigned is located (each a "Chief Executive Office State".

      The undersigned shall not change (w) the location where Inventory or Equipment that constitute Collateral are kept from the locations listed on
Schedule 2 of Exhibit A to this Joinder Agreement, (x) its name, identity or corporate structure, (y) the state of incorporation, or (z) its Chief Executive Office State unless (i) the undersigned shall have given the Servicer at least thirty (30) days' prior written notice, (ii) the undersigned shall have executed and delivered such financing statements and other agreements, instruments, certificate and other documents, and taken such other actions, as may be necessary or desirable, in the opinion of the Servicer, to perfect or preserve the Liens created by the Security

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Agreement, (iii) such financing statements refereed to in clause (ii) shall have been duly filed under the UCC of each jurisdiction necessary or desirable to perfect or preserve the Liens created by the Security Agreement in favor of the Servicer and (iv) such change will not, assuming the actions listed in clauses
(ii) and (iii) are taken, impair in any respect the grant, perfection or priority of the Liens created by the Security Agreement.

                        [Joinder Signature Page Follows]

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      Accordingly, the undersigned has executed and delivered this Joinder
Agreement as of the __ day of June, 2006.

                                      OPERATING COMPANY #3

                                      DOVER SADDLERY RETAIL, INC.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

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                                                                       EXHIBIT A
                                                            to Joinder Agreement

Schedule 1 (Former Names of Operating Company #3)

     None

Schedule 2 (Locations of Officers, State of Incorporation and Collateral of Operating Company #3)

     Collateral Locations:

     43717 John Mosby Highway
     Chantilly, VA  20152

     1041 Rte. 3 North, #10-11
     Gambrills, MD  21054

     484 Maury River Rd.
     Lexington, VA  24450

     242 Zan Rd.
     Charlottesville, VA  22901

     683-693 Yorklyn Rd.
     Hockessin, DE  19707

     595 Washington St.
     Wellesley, MA  02181

     10 Fila Way
     Sparks, MD  21152

     Route 121
     Plaistow, NH  03865

     Identifying Information:

     1.     Dover Saddlery Retail, Inc. - Massachusetts ("Operating Company #3")

     (i)     Mailing address: P.O. Box 1100, Littleton, MA 01460

     (ii)    Type of Organization:  Massachusetts corporation

     (iii)   Jurisdiction of Organization:   Commonwealth of Massachusetts

     (iv)    Organizational Identification Number: 000918119

     (v)     EIN: 20-4417762

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                                                                   ATTACHMENT II
                                                              TO AMENDMENT NO. 2

                                    EXHIBIT G
                               SUBSIDIARY GUARANTY

                                   (Attached)